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                     KOLL ASIA PACIFIC DEVELOPMENT SERVICES
                        AMENDED AND RESTATED PACIFIC RIM
                      JOINT BUSINESS OPPORTUNITY AGREEMENT


          THIS AMENDED AND RESTATED JOINT BUSINESS OPPORTUNITY AGREEMENT (the "Agreement") is executed this 24th day of May, 1996, effective as of January 15, 1994, by and between KREG ASIA HOLDINGS, INC., a Delaware corporation ("KREG") and Koll Asia Holdings Limited, a Hong Kong Limited Liability Company ("KAH").
A glossary of defined terms used herein is set forth in Article V.


                                     RECITALS


               WHEREAS, KREG and KAH are engaged in the business of real estate services and development;


               WHEREAS, Koll Real Estate Group, Inc. and The Koll Company ("TKC") previously entered into that certain Pacific Rim Joint Business Opportunity Agreement dated effective as of January 15, 1994 (the "Original Agreement");


               WHEREAS, with the approval of Koll Real Estate Group, Inc., TKC previously assigned all of its right, title and interest in and to the Original Agreement to KAH and, with the approval of KAH, KREG has become the assignee of all of Koll Real Estate Group, Inc.'s right, title and interest in and to the Original Agreement;


               WHEREAS, KREG and KAH are each interested in pursuing business opportunities in China and other Asian markets (collectively, the "Pacific Rim"); and

     WHEREAS, KREG AND KAH have determined that it would be in each of their respective best interest to jointly pursue such Pacific Rim business opportunities.

                                    AGREEMENT


               NOW, THEREFORE, BE IT RESOLVED, that the parties hereto hereby agree to amend and restate the Original Agreement as follows:


                                     ARTICLE I

                         IDENTIFICATION OF OPPORTUNITIES


     1.1       PACIFIC RIM OPPORTUNITIES.


               KREG and KAH shall jointly identify prospective Pacific Rim development opportunities ("PACIFIC RIM DEVELOPMENT OPPORTUNITIES") including, but not limited to, the following: (i) real estate development services provided to third parties on a fee for services basis, as more fully set forth on EXHIBIT "A" attached hereto; and (ii) equity ownership interest in real estate projects gained through joint ventures and other arrangements with third parties.




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     1.2  FORMATION OF JOINT VENTURES.

          KREG and KAH hereby agree to form, directly or through subsidiary or affiliated companies, two joint ventures, one for the development of Pacific Rim Development Opportunities in the nature of real estate development services on a fee for services basis to be known as Koll Asia Pacific Development Services and the other for the development of equity ownership in real estate projects and/or ownership in entities with solicited third party investment for the purpose of development and/or acquisition of equity ownership in real estate projects to be known as Koll Asia Equities. The organizational documentation for both joint ventures shall be mutually agreed upon by KREG and KAH and shall be consistent with this Agreement. The fiscal year for each joint venture for accounting purposes shall be the calendar year. The formation costs for both joint ventures shall be shared equally by KREG and KAH.

     1.3  SERVICES OF MUNKACY AND OTHER EMPLOYEES.

               (a) It is hereby acknowledged that the services of Kenneth A. Munkacy ("Munkacy"), an employee of KREG will be used extensively in connection with the identification of Pacific Rim Development Opportunities. Such services are being provided in accordance with the terms, provisions and conditions set forth in the employment agreement (the "Employment Agreement") by and between KREG Operating Co. and Munkacy, a copy of which is attached as Exhibit "A" to the Original Agreement and the form and substance of which is hereby approved by KAH. KREG shall be exclusively responsible for the payment of any salaries and benefits arising from such use of Munkacy's services; however, during the term of this Agreement, KAH agrees to reimburse KREG for 50% of the salary, overhead, expenses and benefits of Munkacy in connection with the Employment Agreement, an estimate of which costs and expenses shall be set forth in a line item therefor in periodic budgets mutually agreed upon by KREG and KAH (the "Approved Budget"). Notwithstanding the foregoing, it is understood that the management and supervision of Munkacy is the joint obligation of and the mutual discretion of KREG and KAH except that Munkacy shall report directly to David Mudgett or other person selected by KREG with respect to the operations of Koll Asia Pacific Development Services and Munkacy shall coordinate with the President of KAH with respect to new business development, marketing coordination and geographic expansion.
     KREG and KAH agree that the provisions of this Section 1.3(a) are not intended to confer any third party benefit to Munkacy.

               (b) The employment of additional personnel and all other employment decisions regarding the identification of Pacific Rim Development Opportunities shall be determined by KREG, provided the salary, employee benefit costs and other associated costs of any such employment decision are within the line items therefor set forth in the then current Approved Budget, including any amendments thereto. In this regard, KREG and KAH acknowledge and agree that, as soon as is practicable following the formation of Koll Asia Pacific Development Services, any and all employees of KREG or KAH regularly providing services on behalf of Koll Asia Pacific Development Services shall be employed by Koll Asia Pacific Development Services with the goal of staffing Koll Asia




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     Pacific Development Services sufficiently to meet its business volume and to minimize its dependence on its constituent partners, KREG and KAH.

     1.4  COSTS AND EXPENSES OF IDENTIFICATION.

          KREG and KAH hereby agree to share, on a 50%-50% basis, the aggregate of all costs and expenses actually incurred by KREG and KAH (including the salary, overhead and expenses of Munkacy pursuant to Section 1.3 but exclusive of corporate overhead unless mutually approved by KREG and KAH) in connection with the identification of Pacific Rim Development Opportunities in accordance with the terms of this Agreement. To the extent reasonably practicable, KREG shall notify KAH at such time as KREG determines that any material costs and expenses set forth in a then current Approved Budget will exceed one hundred twenty-five percent (125%) of the line item therefor set forth in the then current Approved Budget and/or costs and expenses in the aggregate for any relevant period will exceed one hundred ten percent (110%) of the costs and expenses set forth in the then current Approved Budget. Within ten (10) days following each calendar month, KREG and KAH shall notify the other party of the aggregate amount of such costs and expenses incurred by it during such calendar month; and, within twenty (20) days following such calendar month the party incurring the lesser amount of such costs and expenses shall reimburse the other party for 50% of the excess amount of costs and expenses incurred by such other party.

                                   ARTICLE II
                          DEVELOPMENT OF OPPORTUNITIES

     2.1  DEVELOPMENT OF IDENTIFIED OPPORTUNITIES.

          All Pacific Rim Development Opportunities identified by KREG and/or KAH in connection with this Agreement shall be developed by Koll Asia Pacific Development Services or Koll Asia Equities, as applicable; provided, however, that either party shall have the right, in its sole discretion, to decline to develop any specific identified Pacific Rim Development Opportunity. In the event that either party identifies a Pacific Rim Development Opportunity, then such party shall give written notice (the "Identification Notice") to the other party, which Identification Notice shall include the basic terms and conditions of the identified Pacific Rim Development Opportunity in such a form as to enable the non-identifying party to reasonably evaluate such Pacific Rim Development Opportunity. The non-identifying party shall have ten (10) days following the effective date of the Identification Notice to elect to jointly develop such Pacific Rim Development Opportunity with the identifying party. In the event the non-identifying party notifies the identifying party that it has declined to develop the identified Pacific Rim Development Opportunity or otherwise fails to elect to jointly develop the identified Pacific Rim Development Opportunity with the identifying party within such ten (10) day period, then such Pacific Rim Development Opportunity shall be the sole property of the identifying party.

     2.2  COSTS, EXPENSES AND PROFITS FROM DEVELOPMENT.

          Unless otherwise agreed to by both KREG and KAH, the organizational documentation for Koll Asia Pacific Development Services and for Koll Asia Equities shall




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provide that KREG and KAH will share, on a 50%-50% basis, all of costs, expenses, profits and losses relating to their joint development of an identified Pacific Rim Development Opportunity.

     2.3  LEASING AND PROPERTY MANAGEMENT.


          Unless otherwise agreed to by both KREG and KAH, the organizational documentation for Koll Asia Pacific Development Services and Koll Asia Equities shall provide that KREG and KAH shall mutually agree as to the engagement of third parties (including, without limitation, Koll Asia Pacific, an affiliate of KAH) to provide leasing and property management services to each Pacific Rim Development Opportunity developed by Koll Asia Pacific Development Services and/or Koll Asia Equities.


                                   ARTICLE III
                             RIGHTS AND OBLIGATIONS

     3.1  TERM AND TERMINATION.

          The term of this Agreement shall be deemed to have commenced on January 1, 1994 and shall continue until such time as this Agreement is terminated by either KAH or KREG following no less than sixty (60) days prior written notice delivered by the terminating party to the non-terminating party. Following any termination of this Agreement, the parties shall continue to be bound by the terms and conditions of the organizational documentation for Koll Asia Pacific Development Services and for Koll Asia Equities until either such joint venture expires in accordance with its own terms. In addition, the parties shall remain liable to each other for costs and expense reimbursement pursuant to Section 1.4 of this Agreement until such time as all applicable reimbursements have been accounted for and paid.

     3.2  ENGAGEMENT OF CONSULTANTS.

          Koll Asia Pacific Development Services shall be entitled to engage third party consultants and service providers in the normal course of real estate development whether or not such consultants and service providers provide the same and/or competitive services to the services provided by KAH without the consent of KAH provided, prior to engaging any consultant or service provider providing competitive services to the services provided by KAH, Koll Asia Pacific Development Services notifies and discusses such engagement with KAH. Notwithstanding the foregoing, in the event any such engagement would materially harm the business reputation of either Koll Asia Pacific Development Services or KAH and/or materially hinder the ability of either Koll Asia Pacific Development Services or KAH to compete in a market, in the reasonable discretion of either such party, then such proposed consultant or service provider shall not be so engaged but rather an alternative consultant or service provider shall be engaged pursuant to the provisions of this Section 3.2.

     3.3  POWER TO INCUR LIABILITIES.

          Except as otherwise provided in this Agreement, neither party to this Agreement shall have the authority to bind the other party in making contracts and incurring obligations in the name and on the credit of such other party. Should any party to this Agreement incur any





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obligation in the name and on the credit of the other party in violation of this provision, it may be held individually liable by such other party for the entire amount of the obligation incurred.

     3.4  RECORDS OF ACCOUNTS.

          KREG and KAH shall maintain accurate and complete records of all costs and expenses incurred by them, respectively, in connection with the identification of Pacific Rim Development Opportunities. Such records shall, at all times, be kept in the principal place of business of the party who incurs such costs and expenses, and the other party shall, at reasonable times, have access to, and may inspect and copy, any of such records. The organizational documentation for Koll Asia Pacific Development Services or Koll Asia Equities, as applicable, shall provide for (i) separate books and records with respect to the development of Pacific Rim Development Opportunities accounting for one hundred percent (100%) of all revenue and expenses from Pacific Rim Development Opportunities and (ii) regular periodic reporting of all such financial records.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

     4.1  NOTICES.

          Any written notice to any party hereto required or permitted under this Agreement shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given or if transmitted via facsimile on the date of such transmission, or (ii) on the second (2nd) day after mailing if mailed to the party to whom notice is to be given, by first class or air mail, postage prepaid, and addressed to the addressee at its principal place of business.

     4.2  COUNTERPARTS.

          This Agreement may be executed in one or more counterparts.

     4.3  GOVERNING LAW.

          This Agreement shall be governed by, and construed under, the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

     4.4  ASSIGNMENT AND SUCCESSORS.

          Neither this Agreement nor any of the rights or obligations hereunder may be assigned by either party hereto without the prior written consent of the other party. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the respective permitted successors, assigns and personal representatives of the parties, except to the extent of any contrary provision in this Agreement.





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     4.5  SEVERABILITY.

          If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the rest of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

     4.6  ENTIRE AGREEMENT.

          This instrument contains the entire agreement of the parties relating to the matters set forth herein. Any oral representations or modifications concerning this Agreement shall be of no force or effect unless contained in a subsequent written modification signed by KREG and KAH.


     4.7  CONSENTS AND AGREEMENT.

          Any and all consents and agreements provided for or permitted by this Agreement shall be in writing, and a signed copy thereof shall be filed and kept with the records referenced in Section 3.4 above.

     4.8  ATTORNEYS' FEES.

          Should any litigation be commenced between the parties hereto or their personal representatives concerning any provision of this Agreement or the rights and duties of any person in relation thereto, the party or parties substantially prevailing in the litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for attorneys' fees in the litigation, as determined by the court in the litigation or in a separate action brought for that purpose.

     4.9  WAIVER.

          No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach shall constitute a waiver of any such breach of any other covenant, duty, agreement, or condition.

     4.10 CAPTIONS.

          Titles or captions of articles and paragraphs contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.




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                                    ARTICLE V
                                   DEFINITIONS


     5.1  AGREEMENT.

          The term "AGREEMENT" means this Amended and Restated Pacific Rim Joint Business Opportunity Agreement.

     5.2  APPROVED BUDGET.

          The term "APPROVED BUDGET" is defined in Section 1.3(a).

     5.3  IDENTIFICATION NOTICE.

          The term "IDENTIFICATION NOTICE" is defined in Section 2.1.

     5.4  KAH.

          The term "KAH" means Koll Asia Holdings Limited, a Hong Kong limited liability company.

     5.5  KREG.

          The term "KREG" means KREG Asia Holdings, Inc., a Delaware corporation.

     5.6  PACIFIC RIM DEVELOPMENT SERVICES.

          The term "Pacific Rim Development Services" is defined in Section 1.1.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                                             KREG ASIA HOLDINGS, INC.
                                             A DELAWARE CORPORATION   By:

                                             By: /s/ Richard M. Ortwein,
                                                --------------------------------
                                                Richard M. Ortwein,
                                                President


                                             KOLL ASIA HOLDINGS LIMITED,A HONG
                                             KONG LIMITED LIABILITY COMPANY

                                             By: /s/ D. Glen Raiger,
                                                --------------------------------
                                                D. Glen Raiger,
                                                President






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                                    EXHIBIT A

                  PACIFIC RIM DEVELOPMENT OPPORTUNITY SERVICES

1.   Development and Development Management

2.   Build-to-Suits

3.   Buy-to-Suits

4.   Construction Management

5.   Financing

6.   Master Planning

7.   Entitlement and Permitting

8.   Disposition of Development Property

9.   Site Selection and Acquisition

10.  Strategic Real Estate Consulting

11.  Third Party Project Management

12.  Tenant Representation

13.  Development Project Leasing

14.  Corporate Advisor

15.  Pension Fund Advisory

16.  Asset/Investment Advisory


17.  Property Acquisition